[PRICEWATERHOUSECOOPERS LLP LETTERHEAD]



January 28, 2000


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by our former client, Alyn Corporation, in
Item 4 of Alyn's Form 8-K report dated January 19, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

PriceWaterhouseCoopers LLP